1 | January 8, 2026 | Proprietary | © 2025 Curtiss-Wright Q1 2026 - EARNINGS CONFERENCE CALL May 7, 2026 Conference Call Dial-in numbers: (800) 343-5172 (domestic) (203) 518-9856 (international) Conference code: CWQ126

2 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright Please note that the information provided in this presentation is accurate as of the date of the original presentation. The presentation will remain posted on this website from one to twelve months following the initial presentation, but content will not be updated to reflect new information that may become available after the original presentation posting. The presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended ("Securities Act"), Section 21E of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and the Private Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and Curtiss-Wright Corporation assumes no obligation to update the information included in this report. Such forward-looking statements include, among other things, management's estimates of future performance, revenue and earnings, our management's growth objectives, our management’s ability to integrate our acquisition, and our management's ability to produce consistent operating improvements. These forward-looking statements are based on expectations as of the time the statements were made only, and are subject to a number of risks and uncertainties which could cause us to fail to achieve our then-current financial projections and other expectations, including the impact of a global pandemic or national epidemic. This presentation also includes certain non-GAAP financial measures with reconciliations to GAAP financial measures being made available in the earnings release and this presentation that are posted to our website and furnished with the SEC. We undertake no duty to update this information. More information about potential factors that could affect our business and financial results is included in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, including, among other sections, under the captions, "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which is on file with the SEC and available at the SEC's website at www.sec.gov. SAFE HARBOR STATEMENT

3 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright First Quarter 2026 Highlights STRONG Q1 EXECUTION DRIVES HIGHER FULL-YEAR 2026 OUTLOOK ▪ Sales of $914M, up 13% overall (12% organic) ▪ 14% growth in A&D markets, stronger than expected, and 12% growth in Commercial markets ▪ Operating Income of $160M, up 20%; Operating Margin of 17.6%, up 100 bps YOY ▪ Delivered margin expansion across all three segments ▪ Diluted EPS of $3.48, up 23% ▪ New Orders of $1.2B, up 16%; ~1.3x Book-to-Bill ▪ Mid-teens order book growth across all segments Increased FY2026 Financial Guidance ▪ Total Sales growth increased to 7% - 8% on strengthening Defense and Commercial Nuclear market growth ▪ Raised Operating Margin to 19.0% - 19.2%, up 40 - 60 bps YOY, reflecting growth in all segments ▪ Targeting mid-teens EPS growth, up 13% - 16% ▪ Strong FCF generation of $580 - $600M, reflecting >105% conversion ▪ Efficient balance sheet supports disciplined and strategic capital allocation strategy Note: 2026 financial results and 2026 guidance, and comparisons to prior-year periods, presented on an Adjusted (Non-GAAP) basis

FIRST QUARTER 2026 FINANCIAL REVIEW

($ in Millions)	Q1'26 Adjusted	Q1'25 Adjusted	Change	Key Performance Drivers
Aerospace & Industrial	$255	$227	*12%*	▪ Higher than anticipated growth in Defense markets supporting domestic and international programs ▪ Strong OEM sales growth in Commercial Aerospace (narrowbody and widebody platforms) ▪ Higher General Industrial sales driven by improving order book
Defense Electronics	$256	$245	*5%*	▪ Strong growth in Aerospace Defense supporting domestic and international programs ▪ Flat Ground Defense revenues (International growth in TDSS offset by timing of tactical communications) ▪ Higher OEM sales growth in Commercial Aerospace
Naval & Power	$402	$333	*21%*	▪ Stronger than anticipated Naval Defense growth on strength of order book and timing of submarine revenues ▪ Higher Aerospace Defense revenues (international arresting systems equipment) ▪ Power & Process growth mainly driven by higher N.A. Commercial Nuclear aftermarket revenues
Total Sales	**$914**	**$806**	***13%***	**Strong double-digit growth in A&D (U.S. and dFMS) and Commercial markets**
Aerospace & Industrial *Margin*	$39 15.4%	$32 13.9%	*24%* *150 bps*	▪ Favorable absorption on higher revenues and benefits of restructuring initiatives ▪ Profitability partially offset by unfavorable FX
Defense Electronics *Margin*	$72 28.1%	$67 27.5%	*7%* *60 bps*	▪ Favorable absorption on higher revenues and favorable mix ▪ Profitability partially offset by higher investment in R&D; Unfavorable FX
Naval & Power *Margin*	$60 14.9%	$45 13.5%	*33%* *140 bps*	▪ Favorable absorption on higher revenues and favorable mix ▪ Profitability partially offset by higher investment in R&D
Corporate and Other	($11)	($10)	*(6)%*	▪ Higher 401K expenses
Total Op. Income ***CW Margin***	**$160** **17.6%**	**$134** **16.6%**	***20%*** ***100 bps***	**Strong operational performance with growth and margin expansion in all segments**

Note: Amounts may not add due to rounding. dFMS = direct Foreign Military Sales
TDSS = turret drive stabilization systems

4 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 END MARKET SALES GROWTH GUIDANCE (As of May 6, 2026)

Updated (in blue)

($ in Millions)	2026E Growth vs 2025 (Prior)	2026E Growth vs 2025 (Current)	2026E % Sales	Key Drivers of 2026 Performance
Aerospace Defense	9 - 11%	11 - 13%	20%	▪ Alignment to FY26/FY27 DoW priorities including aircraft modernization, Golden Dome, next-gen platforms ▪ Strong defense electronics growth on dFMS programs (embedded computing and flight data recorders) ▪ Higher sales of international arresting systems equipment
Ground Defense	(4 - 6%)	(4 - 6%)	10%	▪ Timing of tactical communications and U.S. ground vehicle revenues ▪ Solid growth in embedded computing, TDSS and ground-based mobile launcher systems (IFPC)
Naval Defense	5 - 7%	6 - 8%	27%	▪ Higher revenue growth on submarine (Virginia-class) and aircraft carrier (CVN-81 production and CVN-75 overhaul) programs; Higher aircraft handling systems revenues (international programs)
Commercial Aerospace	10 - 12%	10 - 12%	13%	▪ Strong growth in OEM sales driven by ramp-up in production (narrowbody and widebody) ▪ Higher sales of avionics and instrumentation equipment
Total Aerospace & Defense	**5 - 7%**	**6 - 8%**	**70%**	**Accelerated global defense spending driving overall strong A&D market growth**
Power & Process	12 - 14%	13 - 15%	19%	▪ Commercial Nuclear growth driven by strong global aftermarket demand (U.S. and Canada) and SMRs transitioning to initial prototype phases; AP1000 order excluded from targets ▪ Solid growth in Process driven by valves and instrumentation solutions, plus higher subsea pump development revenues
General Industrial	Flat	Flat	11%	▪ Solid growth in industrial vehicles; Improved order book provides optimism
Total Commercial	**7 - 9%**	**8 - 10%**	**30%**	**Strong growth led by Commercial Nuclear and Process markets**
Total Curtiss-Wright	**6 - 8%**	**7 - 8%**	**100%**	**On track to achieve overall 2024 Investor Day Revenue Target (>5% Organic Revenue CAGR)**

Notes: Amounts may not add due to rounding.
IFPC = U.S. Army's Indirect Fire Protection Capability missile system; TDSS = turret drive stabilization systems

5 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

2026 FINANCIAL GUIDANCE (As of May 6, 2026)

Updated (in blue)

($ in Millions)	2026E (Prior)	2026E (Current)	Change vs 2025 Adjusted	Key Drivers of 2026 Performance
Aerospace & Industrial	$1,030 - $1,045	$1,040 - $1,055	6 - 8%	▪ Strong growth in Commercial Aerospace and increased actuation sales in Aerospace & Ground Defense ▪ General Industrial sales remain stable with rising confidence
Defense Electronics	$1,055 - $1,075	$1,055 - $1,075	4 - 6%	▪ Strong growth in Aerospace Defense (U.S. DoW and dFMS) driven by increased embedded computing revenues, partially offset by timing in Ground Defense (tactical communications) ▪ Commercial Aerospace growth driven by increased sales of avionics equipment
Naval & Power	$1,625 - $1,645	$1,645 - $1,665	9 - 11%	▪ Strong Naval Defense growth driven by the acceleration of submarine and aircraft carrier programs; Higher dFMS (aircraft handling systems) ▪ Power & Process driven by mid-to-high-teens growth in Commercial Nuclear (aftermarket, SMRs) and low-double-digit growth in Process
Total Sales	**$3,710 - $3,765**	**$3,740 - $3,795**	**7 - 8%**	**Benefiting from strong backlog and alignment to leading growth vectors in our markets**
Aerospace & Industrial Margin	$189 - $193 18.3% - 18.5%	$192 - $196 18.4% - 18.6%	13 - 15% 100 - 120 bps	▪ Favorable absorption on higher revenues ▪ Benefits of operational excellence initiatives and restructuring savings outpacing tariff impacts (China) ▪ Profitability partially offset by higher investments in R&D
Defense Electronics Margin	$288 - $296 27.3% - 27.5%	$288 - $296 27.3% - 27.5%	4 - 6% 0 - 20 bps	▪ Favorable absorption on solid growth in revenues and benefit of restructuring savings ▪ Profitability mainly offset by higher investments in R&D
Naval & Power Margin	$270 - $276 16.6% - 16.8%	$276 - $281 16.7% - 16.9%	13 - 15% 40 - 60 bps	▪ Favorable absorption on strong growth in revenues ▪ Profitability partially offset by continued investment in development programs
Corporate and Other	($44) - ($44)	($43) - ($44)	(3 - 5%)	
Total Op. Income **CW Margin**	**$703 - $722** **18.9% - 19.2%**	**$712 - $729** **19.0% - 19.2%**	**9 - 12%** **40 - 60 bps**	**Continued focus on operational excellence while investing to support our future growth**

Notes: Amounts may not add due to rounding.

6 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT

7 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright 2026 FINANCIAL GUIDANCE (As of May 6, 2026) ($ in Millions, except EPS) 2026E (Prior) 2026E (Current) Change vs 2025 Adjusted Key Drivers of 2026 Performance Total Sales $3,710 - $3,765 $3,740 - $3,795 7 - 8% Accelerating the pace of growth in Revenue and Operating Income Total Operating Income $703 - $722 $712 - $729 9 - 12% Other Income $33 - $34 $33 - $34 ▪ Higher YOY interest income Interest Expense $(42) - $(41) $(42) - $(41) ▪ $200M 4.24% Sr. Notes due Dec 2026 Tax Rate 21.5% 21.5% ▪ Continued tax optimization (40 bps YOY decrease) Diluted EPS $14.70 - $15.15 $14.90 - $15.30 13 - 16% EPS growth tracking well in excess of Investor Day target Diluted Shares Outstanding 37.1 37.1 ▪ Benefit of record share repurchases in 2025 ▪ Min. $60M share repurchase in 2026 to offset dilution Free Cash Flow $575 - $595 $580 - $600 5 - 8% Strong Free Cash Flow generation, incl. Higher Growth CapEx FCF Conversion ~105% ~105% ▪ FCF conversion remains in-line with Investor Day target Capital Expenditures $110 - $120 $110 - $120 ▪ Accelerated growth investments in 2026; ~30% increase YOY Depreciation & Amortization $115 - $120 $115 - $120 Updated (in blue)

8 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright STRATEGIC ALIGNMENT WITH THE FASTEST GROWTH VECTORS IN THE MARKETS WE SERVE DISCIPLINED CAPITAL ALLOCATION STRATEGY FOCUSED ON SUPPLEMENTING ORGANIC GROWTH ▪ Defense: Well positioned to capitalize on strong global growth and record levels of U.S. and NATO defense spending ▪ Commercial Nuclear: Driving global energy security across full spectrum from aftermarket to new build (AP1000, SMRs) ▪ Commercial Aerospace: Established, core positions supporting OEM production ramps with focus on aircraft innovation ▪ Industrial: Advancing customer efficiency, performance and safety while outpacing temporary market headwinds ▪ Delivering record FCF generation while strategically targeting incremental investments in growth CapEx ▪ Efficient balance sheet provides significant financial flexibility to support Pivot to Growth strategy STRONG Q1’26 EXECUTION CREATES PATHWAY TO EXCEED 2024 - 2026 FINANCIAL TARGETS ▪ FY26 sales growth of 7% - 8%, driven by strong order book and increases in majority of end markets ▪ Targeting record 19%+ operating margin; Operational Growth Platform driving sustainable margin expansion ▪ Compounding growth in earnings at a mid-teens pace (>15% EPS CAGR since 2023) ACCELERATING MOMENTUM ACROSS THE PORTFOLIO

9 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright Appendix

10 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright The Corporation supplements its financial information determined under U.S. generally accepted accounting principles (GAAP) with certain non-GAAP financial information. Curtiss- Wright believes that these Adjusted (non-GAAP) measures provide investors with improved transparency in order to better measure Curtiss-Wright’s ongoing operating and financial performance and better comparisons of our key financial metrics to our peers. These non-GAAP measures should not be considered in isolation or as a substitute for the related GAAP measures, and other companies may define such measures differently. Curtiss-Wright encourages investors to review its financial statements and publicly filed reports in their entirety and not to rely on any single financial measure. Reconciliations of “Reported” GAAP amounts to “Adjusted” non-GAAP amounts are furnished within the Company’s earnings press release. The following definitions are provided: Adjusted Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share (EPS) These Adjusted financials are defined as Reported Operating Income, Operating Margin, Net Earnings and Diluted Earnings per Share under GAAP excluding: (i) the impact of first year purchase accounting costs associated with acquisitions, specifically one-time inventory step-up, backlog amortization, deferred revenue adjustments, transaction costs, and gains/losses on equity securities held for investment purposes; and (ii) costs associated with the Company's 2026 Restructuring Program in the current period and Company's 2024 Restructuring Program in the prior period, as applicable. Organic Sales and Organic Operating Income The Corporation discloses organic sales and organic operating income because the Corporation believes it provides investors with insight as to the Company’s ongoing business performance. Organic sales and organic operating income are defined as sales and operating income, excluding contributions from acquisitions and results of operations from divested businesses or product lines during the last twelve months, costs associated with the Company's 2026 Restructuring Program in the current period and Company's 2024 Restructuring Program in the prior period, and foreign currency fluctuations. Free Cash Flow (FCF) and Free Cash Flow Conversion The Corporation discloses free cash flow because it measures cash flow available for investing and financing activities. Free cash flow represents cash available to repay outstanding debt, invest in the business, acquire businesses, return capital to shareholders and make other strategic investments. Free cash flow is defined as net cash provided by operating activities less capital expenditures. The Corporation discloses free cash flow conversion because it measures the proportion of net earnings converted into free cash flow and is defined as free cash flow divided by adjusted net earnings. NON-GAAP FINANCIAL INFORMATION

FIRST QUARTER 2026: END MARKET SALES GROWTH

($ in millions)	Q1'26	Q1'25	Change	Key Drivers
Aerospace Defense	**$179**	**$152**	18%	▪ Strong growth in global sales of embedded computing and avionics equipment ▪ Higher sales of arresting systems equipment supporting various international customers ▪ Increased sales of actuation equipment, sensors products and surface treatment services supporting domestic and international fighter jet programs
Ground Defense	**$101**	**$97**	4%	▪ Higher sales of TDSS to various international customers mainly offset by timing of tactical communications equipment sales ▪ Increased sales of EM actuation equipment (IFPC program)
Naval Defense	**$250**	**$221**	13%	▪ Timing of production on Virginia-class and Columbia-class submarine programs ▪ Higher sales of aftermarket fleet services
Commercial Aerospace	**$111**	**$93**	19%	▪ Strong growth in OEM sales driven by ramp-up in production (narrowbody and widebody) ▪ Higher sales of aerospace instrumentation equipment to OEM customers
Total A&D Markets	**$641**	**$563**	**14%**	
Power & Process	**$167**	**$143**	17%	▪ Higher commercial nuclear aftermarket revenues (U.S., Canada) ▪ Increased sales supporting next-generation advanced reactors (SMRs)
General Industrial	**$105**	**$100**	5%	▪ Higher sales of industrial vehicle products serving off-highway vehicle platforms
Total Commercial Markets	**$272**	**$243**	**12%**	
Total Curtiss-Wright	**$914**	**$806**	**13%**	

Note: Amounts may not add due to rounding.

11 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright

Notes: Amounts may not add due to rounding.
IFPC = U.S. Army's Indirect Fire Protection Capability missile system; TDSS = turret drive stabilization systems

CURTISS-WRIGHT

2026E END MARKET SALES WATERFALL (as of May 6, 2026)

FY'26 Guidance:
Overall UP 7 - 8%
A&D Markets UP 6 - 8%
Comm'l Markets UP 8 - 10%

Total 2026 CW End Markets
$3.740 - 3.795B

Aerospace & Defense Markets
70% — $2.63B

- **Naval** — 27%
  Pumps / Valves / Steam Turbines (Nuclear naval propulsion)
- **Aerospace** — 20%
  Embedded computing, sensors, actuation, arresting systems
- **Ground** — 10%
  Tactical communications, Turret drive stabilization systems, EM Actuation
- **Commercial Aerospace** — 13%
  - **OEM** — ~90%
    60% Narrowbody / 40% Widebody Linked to Boeing/Airbus production
  - **AM** — ~10%
    Principally Repair and Overhaul

Commercial Markets
30% — $1.14B

- **Power & Process** — 19%
  - **Commercial Nuclear** — ~65%
    Aftermarket (Operating Reactors) & New Build (AP1000, SMRs)
  - **Process** — ~35%
    Severe-service valves and subsea pump applications
- **General Industrial** — 11%
  - **Industrial Vehicles** — ~65%
    On/Off-Highway Commercial and Specialty Vehicles
  - **Industrial Automation and Services** — ~35%
    Electromechanical actuation and Surface Treatment Services

Note: Amounts shown for % of Total Sales may not add due to rounding.
§ Power & Process market sales concentrated in Naval & Power segment
§ General Industrial sales concentrated in Aerospace & Industrial segment

Commercial Nuclear
88% Domestic & Int'l Aftermarket + Govt. Nuclear
12% New Build Gen III / Gen IV (Advanced SMRs)

12 | May 7, 2026 | Proprietary | © 2026 Curtiss-Wright

CURTISS-WRIGHT